                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                    CARACO PHARMACEUTICAL LABORATORIES, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                   NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                      AND

                                PROXY STATEMENT

                                      2001

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                            1150 ELIJAH MCCOY DRIVE
                            DETROIT, MICHIGAN 48202

                                                                  APRIL 27, 2001

Dear Shareholder,

     We invite you to attend our 2001 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Saving Time, on June 4, 2001 at The Hotel St. Regis, 3071
W. Grand Blvd., Detroit, Michigan.

     The annual report, which is enclosed, summarizes Caraco's major developments during 2000 and includes the 2000 financials.

     Whether or not you plan to attend the meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.

                                          Sincerely,

                                          /s/ Dilip Shanghvi

                                          Dilip Shanghvi
                                          Chairman of the
                                          Board of Directors

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 2001

Date:   June 4, 2001

Time:  10:00 a.m., Eastern Daylight Saving Time

Place:  The Hotel St. Regis
       Detroit, Michigan 48202

     We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

          1. Elect three directors for three-year terms expiring in 2004 or upon the election and qualification of their successors.

          2. Transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

     The record date for the meeting is April 10, 2001 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the annual meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

     A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the meeting and whether you own a few or many shares of stock, the board of directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

     A list of shareholders who can vote at the annual meeting will be available for inspection by shareholders at the meeting and for ten days prior to the meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.

                                          By Order of the board of directors,

                                          /s/ Dilip Shanghvi

                                          Dilip Shanghvi
                                          Chairman of the
                                          Board of Directors

April 27, 2001

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                            1150 ELIJAH MCCOY DRIVE
                            DETROIT, MICHIGAN 48202

                              2001 PROXY STATEMENT

                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT IS A PROXY?

     A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's board of directors is soliciting this proxy. You may also abstain from voting.

 2.  Q:  WHAT IS A PROXY STATEMENT?

     A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card. Caraco's proxy statement, together with its enclosed proxy card were first mailed to shareholders on or about May 3, 2001.

 3.  Q:  WHO CAN VOTE

     A: Only holders of Caraco's common stock at the close of business on April 10, 2001, the Record Date, can vote at the annual meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the meeting.

 4.  Q:  WHAT WILL I VOTE ON AT THE MEETING?

     A:  At the annual meeting, shareholders will vote to:

        (1) elect three directors for three-year terms expiring in 2004 or upon the election and qualification of their successors;

        (2) transact any other business that is properly submitted before the annual meeting or any adjournments of the meeting.

 5.  Q:  HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSAL?

     A:  The board of directors recommends a vote FOR the proposal.

 6.  Q:  HOW CAN I VOTE?

     A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the annual meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

        (1) giving written notice of revocation to the Assistant Corporate Secretary of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

        (2)  submitting another proxy that is properly signed and later dated;

        (3) voting in person at the meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);

 7.  Q:  IS MY VOTE CONFIDENTIAL?

     A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your vote. All comments you direct to management (whether written on the proxy card or elsewhere) will remain confidential unless you ask that your name be disclosed.

 8.  Q:  WHAT IS A QUORUM?

     A: There were 21,173,818 shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or 10,586,910 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A quorum must exist to conduct business at the annual meeting.

 9.  Q:  HOW DOES VOTING WORK?

     A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding broker non-votes.

         Caraco will vote properly executed proxies it receives prior to the meeting in the way you direct. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY INSTRUCTIONS, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS. No other matters are currently scheduled to be presented at the meeting.

         An independent third party acts as the inspector of the meeting and the tabulator of votes.

10.  Q:  WHO PAYS FOR THE COSTS OF THE MEETING?

     A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.

11.  Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?

     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Assistant Corporate Secretary, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, by December 28, 2001.

         Additionally, under Caraco's bylaws, shareholders of Caraco must provide advance notice to Caraco if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Caraco's shareholders. The shareholder must deliver this notice not less than 90 days prior to the meeting or if less than 100 days notice of the date of meeting is given, then notice must be received no later than the close of business on the 10th day following mailing of meeting.

                       PROPOSAL ON WHICH YOU ARE VOTING:

ELECTION OF BOARD OF DIRECTORS.

     Caraco's board of directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on three candidate directors. Based on the recommendation of the board of directors, the following individuals, each of whom is a current director, are recommended for re-election: Narendra N. Borkar, Phyllis Harrison-Ross and Sudhir Valia. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

     If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the board of directors. If the board of directors does not recommend any substitute nominees, the number of directors to be elected at the annual meeting may be reduced by the number of nominees who are unable to serve.

     Further information regarding the board of directors and these nominees begins on page 4 of this proxy statement.

     Caraco's board of directors recommends a vote FOR these directors.

                 NOMINEES FOR DIRECTORS -- TERMS EXPIRING 2004

                                         PRINCIPAL OCCUPATION AND BUSINESS
                                           EXPERIENCE DURING PAST 5 YEARS              DIRECTOR
       NOMINEES          AGE                  AND OTHER DIRECTORSHIPS                   SINCE
       --------          ---   ------------------------------------------------------  --------
Narendra N. Borkar.....  60    Chief Executive Officer of Caraco (since August 1997).    1997
                               Mr. Borkar has been a director of Sun Pharmaceutical
                               Industries Ltd., a speciality pharmaceutical company
                               organized under the laws of the Commonwealth of India,
                               since 1997. From 1992 until 1997, Mr. Borkar was the
                               head of the pharmaceutical business in India of Ciba
                               Geigy, now Novartis, a Swiss corporation, responsible
                               for the overall performance of the business unit
                               including marketing, finance, technical, medical and
                               development. (See "Transactions of Directors and
                               Executive Officers with Caraco.")
Phyllis                  64    Has served more than 25 years in the community mental     1996
  Harrison-Ross........        health profession. Dr. Harrison-Ross presents a
                               remarkably diverse career as a hospital administrator,
                               researcher, academician, public health consultant,
                               forensic psychiatrist and public educator. Dr.
                               Harrison-Ross trained as an adult and child
                               psychiatrist as well as a pediatrician, and continues
                               to lend her administrative and clinical talents to
                               serving the diverse, hard-to-reach and underserved
                               population of New York.
Sudhir Valia...........  44    Has worked for Sun Pharmaceutical Industries Ltd. as a    1997
                               full time director responsible for finance,
                               commercial, operations, projects and quality control.
                               Mr. Valia is a qualified chartered accountant and
                               practiced as a chartered accountant for many years
                               prior to joining Sun Pharmaceutical.

                   INCUMBENT DIRECTORS -- TERMS EXPIRING 2003

                                       PRINCIPAL OCCUPATION AND BUSINESS
                                         EXPERIENCE DURING PAST 5 YEARS                DIRECTOR
     NOMINEES        AGE                    AND OTHER DIRECTORSHIPS                     SINCE
     --------        ---   ----------------------------------------------------------  --------
Jay F. Joliat......  44    For more than the past five years, Mr. Joliat has served        1995
                           as President, Chief Executive Officer and Chairman of the
                           board of directors of Joliat & Company, a private
                           investment company involved in general securities
                           management, venture capital, real estate and business
                           consulting. Mr. Joliat is also Chairman of the Board,
                           Chief Executive Officer and Treasurer of a 14-unit
                           restaurant operation called Sign of the Beefcarver
                           Restaurants, Inc. (See "Transactions of Directors and
                           Executive Officers with Caraco.")
Dilip S.             45    Chairman of the board of directors of Caraco since 1997.        1997
  Shanghvi.........        Mr. Shanghvi is the co-founder of Sun Pharmaceutical
                           Industries Ltd., and its Managing Director since 1992,
                           responsible for marketing, research and development and
                           human resource development.

                   INCUMBENT DIRECTORS -- TERMS EXPIRING 2002

                                        PRINCIPAL OCCUPATION AND BUSINESS
                                          EXPERIENCE DURING PAST 5 YEARS               DIRECTOR
      NOMINEES         AGE                   AND OTHER DIRECTORSHIPS                    SINCE
      --------         ---   --------------------------------------------------------  --------
David A.               59    Engaged in the management of his personal real estate         1995
  Hagelstein.........        and business investments for the past thirty years. Mr.
                             Hagelstein is a consultant to several companies in the
                             pharmaceutical and medical fields. (See "Transactions of
                             Directors and Executive Officers with Caraco.")
Sailesh T. Desai.....  46    Since 1998, a full time director of Sun Pharmaceutical        2000
                             Industries Ltd., responsible for domestic marketing of
                             pharmaceutical formulations. From 1993 to 1998, Mr.
                             Desai was the principal shareholder and Managing
                             Director of Milmet Ophthalmic Industries, a manufacturer
                             and marketer of ophthalmic solutions which was organized
                             under the laws of the Commonwealth of India and merged
                             into Sun Pharmaceutical Industries Ltd. in 1998.

                      COMMITTEES AND MEETINGS OF DIRECTORS

     The Board of Directors has four committees, as set forth in the following chart.

                           CURRENT MEMBERSHIP ROSTER

                          NAME                               EXECUTIVE    COMPENSATION    AUDIT    FINANCE
                          ----                               ---------    ------------    -----    -------
Narendra N. Borkar.......................................        *                                    X
Sailesh T. Desai.........................................
David A. Hagelstein......................................        X             *            X
Phyllis Harrison-Ross....................................                                   X
Jay F. Joliat............................................        X             X            *         *
Dilip Shanghvi...........................................        X             X
Sudhir Valia.............................................                                             X

-------------------------
* Chairman

     EXECUTIVE COMMITTEE. This committee did not meet in 2000. It exercises, in the intervals between the meetings of the board of directors, the powers of the board of directors, subject to the Michigan Business Corporation Act, as it relates to the management of the business and affairs of Caraco. The Executive Committee members receives a monthly report from management and is in continual contact with management.

     COMPENSATION COMMITTEE. This committee did not meet in 2000. It makes recommendations to the board of directors relating to the overall compensation arrangements for officers and staff of Caraco. It also interprets Caraco's 1993 Stock Option Plan, as amended, the 1999 Equity Participation Plan, and such other executive and employee stock options as may, from time to time, be designated by the board of directors. In doing so, it has the authority to designate officers, directors or key employees eligible to participate, to prescribe the terms of any award of stock options, and to make all other determinations in administering Caraco's Plans.

     AUDIT COMMITTEE. This committee did not meet in 2000, however, individual members of the Committee discussed matters periodically with the auditors. The committee did meet during the first quarter of 2001. It recommends to the board of directors a firm of certified public accountants to conduct audits of the accounts and affairs of Caraco, reviews accounting objectives and procedures of Caraco and the findings and reports of the independent certified public accountants, and makes such reports and recommendations to the board of directors as it deems appropriate (See "Report of the Audit Committee").

     FINANCE COMMITTEE. This committee did not meet in 2000. It reviews Caraco's financial structure, and makes recommendations to the board of directors on financial, short and long term investments and business planning matters.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Caraco.

     The Committee received from the independent auditors and reviewed a statement describing all relationships between the auditors and Caraco that might bear on the auditors' independence, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed and discussed the audited financial statements of Caraco as of and for the year ended December 31, 2000, with management and the independent auditors.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Caraco's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Jay F. Joliat (Chairman)
                                          David A. Hagelstein
                                          Phyllis Harrison-Ross

                           COMPENSATION OF DIRECTORS

     Directors who are employees of Caraco or who are directors and/or employees of Sun Pharmaceutical Industries Ltd. and its affiliates do not receive additional compensation for their service on the board of directors and its committees. Each non-employee director of Caraco receives 100 shares of common stock of Caraco for each board of directors or committee meeting in which he or she participates. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attending board and committee meetings. In addition, non-employee directors may also be awarded options for their service on the board of directors. No director received an option for his or her services on the board of directors during 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information, as of April 10, 2001, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent to provide this information.

         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF APRIL 10, 2001

                    NAME AND ADDRESS OF                       AMOUNT AND NATURE OF   PERCENT
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   OF CLASS
                    -------------------                       --------------------   --------
Sun Pharmaceutical Industries, Ltd. ........................       10,105,323(1)       47.7
Synergy House, Subhanpura
Gorwa Road
Baroda 390-007 India

Joliat Enterprises, LLC.....................................        1,943,454(2)        9.2
36801 Woodward Avenue
Suite 300
Birmingham, MI 48009

C. Arnold Curry.............................................        1,384,447(3)        6.5
TTEE Clevius Arnold Curry Living Trust
17815 Hamilton Road
Detroit, MI 48203

-------------------------
(1) The amount beneficially owned by Sun Pharmaceutical Industries Ltd. includes 725,333 shares owned by Sun Pharma Advanced Research Centre Pvt. and 1,722,657 shares owned by Sun Pharma Global Inc., affiliates of Sun Pharma. See footnotes 2 and 8 under "Security Ownership of Management and Directors."

(2) See footnotes 5 and 8 under "Security Ownership of Management and
    Directors."

(3) Excludes 484,615 shares of common stock owned by his wife, Cara J. Curry, as to which he disclaims beneficial ownership.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table contains information, as of April 10, 2001, about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all incumbent directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock which the individual can acquire by June 10, 2001, through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.

                                                                AMOUNT AND NATURE OF    PERCENTAGE
                  NAME OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP    OF CLASS*
                  ------------------------                      --------------------    ----------
Narendra N. Borkar(7).......................................          190,100(1)(2)           *
Sailesh T. Desai(9).........................................                0(2)              *
David A. Hagelstein(7)(8)...................................        2,246,249(3)           10.3
Phyllis Harrison-Ross(7)....................................            7,000(4)              *
Jay F. Joliat(7)(8).........................................        3,326,034(5)           14.8
Dilip S. Shanghvi(8)(9).....................................                0(2)              *
Sudhir Valia(9).............................................                0(2)              *
Robert Kurkiewicz(7)........................................           45,327(6)              *
All executive officers and directors as a group
  (9 persons)...............................................        5,814,710(2)           25.2

-------------------------
(1) Includes stock options that are currently exercisable to purchase 140,000 shares of common stock.

(2) Excludes 10,105,323 shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates. (See footnote 1 under "Security Ownership of Certain Beneficial Owners" and "Transactions of Directors and Executive Officers with Caraco.") Messrs. Borkar, Desai, Shanghvi and Valia are directors of, and Mr. Shanghvi is also the majority shareholder of, Sun Pharmaceutical Industries Ltd., and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharmaceutical Industries Ltd. and its affiliates. Each of Messrs. Borkar, Desai, Shanghvi and Valia disclaims beneficial ownership of the shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates.

(3) The shares are held in trust (the "Hagelstein Trust"). Includes stock options that are currently exercisable to purchase 580,158 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

(4) Includes stock options that are currently exercisable to purchase 4,800 shares of common stock.

(5) Includes 1,943,454 shares owned by Joliat Enterprises, LLC, of which Mr. Joliat is managing partner. See "Security Ownership of Certain Beneficial Owners." Also, includes 285,714 Series A Preferred Stock convertible to Common Stock; and stock options that are currently exercisable to purchase 1,032,666 shares of common stock. (See "Transactions of Directors and Executive Officers with Caraco.")

(6) Includes stock options that are currently exercisable to purchase 41,214 shares of common stock.

(7) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(8) Joliat, the Hagelstein Trust and Sun Pharmaceutical Industries Ltd. are bound by a Voting Agreement dated August 1997 pursuant to which, among other things, Sun Pharmaceutical Industries Ltd. may designate a majority of the directors of the board of directors of the Company and Joliat and the Hagelstein Trust may each designate one director. The Voting Agreement also provides that the Executive Committee shall consist of three directors, two selected by Sun Pharmaceutical Industries Ltd. and one selected by Joliat and the Hagelstein Trust. In addition, Joliat and the Hagelstein Trust have also agreed that they will respectively vote their shares in accordance with Sun Pharmaceutical Industries Ltd.'s directions with respect to any matter relating to the investment, merger, alliance, share dilution, appointment of key executives, major restructuring or reorganizing, bank borrowing, funding or giving credit. If Sun Pharmaceutical Industries Ltd. sells within a period of four years shares of Caraco

    Common Stock so that Sun Pharmaceutical Industries Ltd.'s ownership falls below 30% of the then outstanding shares of Caraco or Sun Pharmaceutical Industries Ltd. defaults in its payment for the Caraco Common Stock, then the board of directors will be reconstituted in accordance with the proportionate share holdings of each of the parties to the Voting Agreement and the Executive Committee shall be reconstituted so that it consists of one director selected by Sun Pharmaceutical Industries Ltd. and two directors selected by Joliat and the Hagelstein Trust. In the event that Sun Pharmaceutical Industries Ltd. owns 10% or less of the outstanding shares of Caraco, the Voting Agreement shall terminate. In addition, the Voting Agreement shall terminate after the fourth anniversary thereof. Joliat and the Hagelstein Trust have also agreed not to dispose of their shares for a period of four years without the consent of Sun Pharmaceutical Industries Ltd., and thereafter for a period of three years, to give Sun Pharmaceutical Industries Ltd. a right of first refusal on the sale of their respective shares. The restriction on disposition of their respective shares for the four-year period terminates in the event of (i) any sale of shares by Sun Pharmaceutical Industries Ltd. to anyone other than an affiliate; (ii) approval by the board of directors of Caraco of a merger, consolidation, or sale of substantially all of the assets of Caraco to another entity; or
    (iii) a tender offer for the shares.

(9) The mailing address of Sun Pharmaceutical Industries Ltd., S. Desai, D. Shanghvi and S. Valia is Synergy House Subhanpura, Gorwa Road, Baroda, 390-007, India.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. To Caraco's knowledge, based solely on a review of the copies of such reports furnished to Caraco, all directors, executive officers and persons who own more than ten percent of Caraco's equity securities complied with applicable Section 16(a) filing requirements.

          TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS WITH CARACO

     The following discloses transactions between Caraco and several of the incumbent directors, director nominees, executive officers and security holders holding in excess of five percent of the outstanding shares of Caraco during 2000 and 1999.

     On April 1, 2000 Messrs. Hagelstein and Joliat received 416,000 and 960,000 shares of common stock, respectively, in lieu of principal and interest on their outstanding respective promissory notes, based on a value of $1.00 per share.

     During 2000 Caraco issued to Sun Pharmaceutical Industries Ltd. 1,088,000 shares of its common stock for two ANDAs. During 1999, Caraco issued to Sun Pharmaceutical Industries Ltd. and its affiliates 3,609,333 shares of its common stock for six ANDAs and two DESI products.

     During 2000 and 1999, Caraco purchased approximately $707,000 and $397,000, respectively of its raw materials from Sun Pharmaceutical Industries Ltd. Management believes that the terms and conditions of its agreements to purchase such raw materials are fair and comparable to those which could have been obtained from independent parties.

     During 1999, Sun Pharmaceutical Industries Ltd. lent Caraco $5.3 million as a secured loan at an annual interest rate of 10% which matures, no later than October 5, 2003. In December and part of 2000, Sun Pharmaceutical Industries Ltd. made an additional $2.0 million secured loan to Caraco at an annual interest rate of 10% which was repaid in May 2000.

     On January 20, 1999, the board of directors granted David A. Hagelstein non-qualified stock options for 250,000 and 100,000 shares of Caraco's common stock at an exercise price of $1.50 and $.88 per share, respectively. Both options are currently exercisable and may be exercised until January 20, 2005.

     On January 20, 1999 and on June 2, 1999, the board of directors granted Jay
F. Joliat non-qualified stock options for 100,000 and 150,000 shares of Caraco's common stock, at an exercise price of $1.50 per share. Both options are currently exercisable and may be exercised until January 20, 2005.

     On June 2, 1999, the board of directors granted to Narendra N. Borkar a qualified stock option for 200,000 shares of Caraco's common stock at an exercise price of $1.15 per share.

                               EXECUTIVE OFFICERS

     The following table provides information about Caraco's executive officers who are not directors.

                                                                                          EXECUTIVE
                                                                                           OFFICER
          NAME            AGE                FIVE-YEAR BUSINESS EXPERIENCE                  SINCE
          ----            ---                -----------------------------                ---------
Robert Kurkiewicz.......  50    Commenced employment with Caraco as its Vice                1993
                                President -- Quality Assurance in November 1993 and was
                                promoted to Senior Vice President -- Technical, October
                                1998
Jitendra N. Doshi.......  50    Commenced employment with Caraco as its Senior Vice         2001
                                President -- Commercial in April 2001. From September
                                1999 to April 2001 Mr. Doshi was employed by Sun
                                Pharmaceutical Industries Ltd. as General
                                Manager -- Operations. From 1991 to September 1999 Mr.
                                Doshi was Managing Director of Aqua Bearing Limited, an
                                auto parts manufacturer organized under the laws of the
                                Commonwealth of India

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, as to the Chief Executive Officer, and as to the one most highly compensated executive officer whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to Caraco during the last three fiscal years:

                                      ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                              -----------------------------------   -----------------------------------
                                                                             AWARDS             PAYOUTS
                                                                                   SECURITIES
                                                                                   UNDERLYING
                                                     OTHER ANNUAL    RESTRICTED     OPTIONS       LTP      ALL OTHER
 NAME AND PRINCIPAL                                  COMPENSATION   STOCK AWARDS      SARS      PAYOUTS   COMPENSATION
      POSITION         YEAR   SALARY($)   BONUS($)        $              $             #           $           $
 ------------------    ----   ---------   --------   ------------   ------------   ----------   -------   ------------
Narendra N. Borkar...  2000    120,000       0            0              0             0           0       9,960(1)
  Chief Executive      1999    120,000       0            0            75(2)       200,000(3)      0       4,560(4)
  Officer              1998    120,000       0            0          33,000(5)     150,000(6)      0       4,560(4)
Robert Kurkiewicz....  2000    120,000       0            0              0             0           0       4,560(4)
  Sr. Vice
  President --         1999    120,000       0            0            75(2)           0           0       4,560(4)
  Technical            1998    120,000       0            0              0         65,000(7)       0              0

-------------------------
(1) $5,400.00 was contributed to Mr. Borkar for his retirement account and $380.000 per month was given for car allowance.

(2) 100 shares of restricted stock were awarded by the board of directors to all employees during the month of December (with a fair market value of $.75 per share on such date).

(3) A stock option of 200,000 shares was awarded to Mr. Borkar on June 2, 1999.

(4) $380.00 per month is given for car allowance.

(5) 50,000 shares of restricted stock was awarded by Caraco on September 22, 1998 (with a fair market value of $.66 per share on such date) as part of Mr. Borkar's employment agreement dated September 22, 1998.

(6) A stock option of 150,000 shares was awarded to Mr. Borkar as part of his employment agreement dated September 22, 1998. (See
    "Executive -- Compensation -- "Employment Agreements".)

(7) A stock option of 65,000 shares was awarded to Mr. Kurkiewicz on June 1, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options granted in 2000 to the named executive officers:

                                                                      INDIVIDUAL
                                                                        GRANTS
                                                                    --------------
(A)                                         (B)                     (C)               (D)               (E)
                                                                      PERCENT OF
                                                                    TOTAL OPTIONS
                                            NUMBER OF SECURITIES    GRATED TO ALL
                                             UNDERLYING OPTIONS      EMPLOYEES IN     EXERCISE PRICE    EXPIRATION
NAME                                              GRANTED            FISCAL YEAR        PER SHARE          DATE
----                                        --------------------    -------------     --------------    ----------
Narendra N. Borkar......................             0                    --                --              --
Robert Kurkiewicz.......................             0                    --                --              --

-------------------------

              AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTIONS VALUES

     The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 2000, and the stock options held as of December 31, 2000.

                                                               NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-
                                                              UNDERLYING UNEXERCISED       THE-MONEY OPTIONS AT
                                                               OPTIONS AT FY-END (#)          FY-END ($) (1)
                          SHARES ACQUIRED   VALUE REALIZED   -------------------------   -------------------------
          NAME              ON EXERCISE          ($)         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
          ----            ---------------   --------------   -------------------------   -------------------------
Narendra N. Borkar......         0                0               100,000/250,000                   0/0
Robert Kurkiewicz.......         0                0                28,214/39,000                    0/0

-------------------------
(1) The value is zero because the exercise price was higher than the closing bid price of Caraco's common stock on December 31, 2000.

                             EMPLOYMENT AGREEMENTS

     NARENDRA N. BORKAR, the Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provides Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock and a stock option of 150,000 shares, at an exercise price of $.66 per share. The option expires on September 22, 2004 and vests over a five-year period.

     The employment agreement is for a term of five years, however, the agreement automatically renews for successive one year periods unless terminated by Caraco or Mr. Borkar upon ninety (90) days notice. In the event Caraco terminates Mr. Borkar without cause, he will receive base salary payments, his bonus and his benefits for six (6) months from the date of termination. In the event of a change in control of ownership of Caraco and a significant change in Mr. Borkar's duties, then Mr. Borkar may terminate and receive a lump sum amount equal to his base salary for six (6) months. Mr. Borkar would also be entitled to immediate vesting of any stock option which would have been exercised at the close of the year during the change in control.

     ROBERT KURKIEWICZ, the Senior Vice President -- Technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003. The agreement increases Mr. Kurkiewicz' salary to $120,000 per year and provides for a car allowance of $380.00 per month. The agreement is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments for six (6) months from the date of termination together with premium benefits for such period. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors on June 8, 2000 selected Rehmann Robson PC, independent accountants, to audit the financial statements for the year ended December 31, 2000. A representative of Rehmann Robson is expected to be present at the meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

AUDIT FEES

     Aggregate fees billed for professional services rendered for the audit of Caraco's annual financial statements for the fiscal year ended December 31, 2000 and the review of financial statements included in the quarterly Form 10-Qs filed with the Securities and Exchange Commission for that fiscal year were:
$40,500.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

     No professional services were rendered by Rehmann Robson for the year ended December 31, 2000, with respect to, directly or indirectly, operating or supervising the operations of Caraco's information systems or managing Caraco's local area network or designing or implementing hardware or software that aggregates source data underlying the financial statements or generates information that is significant to Caraco's financial statements taken as a whole.

ALL OTHER FEES

     The aggregate fees billed for services rendered by Rehmann Robson PC for services not covered under the two preceding captions were $5,250. These fees were principally for tax related services, including preparation of corporate tax returns.

     Caraco's Audit Committee has concluded that the provision of services covered under the caption "All Other Fees" is compatible with Rehmann Robson maintaining its independence. None of the hours expended on Rehmann Robson's engagement to audit the financial statements for the year ended December 31, 2000 were attributed to work performed by persons other than Rehmann Robson's full time permanent employees.

                                          /s/ Narendra Borkar
                                          Narendra N. Borkar
                                          Chief Executive Officer

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                  June 4, 2001



             \/  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/
-------------------------------------------------------------------------------

                                ----                                                   |
 [X] Indicate your              |                                                      |
     vote by marking                                                                    ----
     an (X) in the
     appropriate
     boxes below.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL.
    FOR ALL NOMINEES LISTED        WITHHOLD AUTHORITY
    (except as marked to the       to vote for all nominees
            contrary below)

1. ELECTION OF  [ ]                [ ]     NOMINEES: NARENDRA N. BORKAR
   DIRECTORS                                         PHYLLIS HARRISON-ROSS
                                                     SUDHIR VALIA

                                           (INSTRUCTION: To withhold authority
                                           to vote for any individual, write the
                                           nominee's name in the space provided.)
                                           IF YOU DO NOT WITHHOLD AUTHORITY TO
----------------------------------         VOTE FOR THE ELECTION OF ANY NOMINEE,
                                           YOUR PROXIES WILL VOTE FOR ALL
                                           NOMINEES ABOVE.


                                                                                  THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS
                                                                                  SPECIFIED.  IF NO SPECIFICATION IS MADE, THE
                                                                                  SHARES SHALL BE VOTED FOR THE PROPOSAL, AND FOR OR
                                                                                  AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME
                                                                                  BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.




                                                                                   PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


                                        DATE                ,2001                                          DATE               , 2001
----------------------------------------      --------------       ---------------------------------------      --------------
       SIGNATURE OF SHAREHOLDER                                        SIGNATURE(S) OF JOINT OWNER(S)

Please sign EXACTLY as your name(s) is imprinted on this proxy.  If your shares are held in a joint account, each joint owner should sign.  If you are signing for a corporation or partnership or as agent, attorney, executor, administrator, trustee, guardian or other fiduciary, indicate the capacity in which you are signing.


                                     PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

   The undersigned shareholder hereby appoints Jennifer Evans and Robert Kurkiewicz, and each of them, with full power of substitution, as true and lawful attorneys and proxies of the undersigned to represent and vote the shares of Common Stock owned by the undersigned in Caraco Pharmaceutical Laboratories, Ltd. at the Annual Meeting of Shareholders to be held on June 4, 2001 at 10:00 a.m., local time, at the Hotel St. Regis, 3071 W. Grand Blvd., Detroit, MI 48202, and at any adjournment thereof, with like effect and as if the undersigned was personally present and voting, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the Notice of Meeting and Proxy Statement furnished herewith (the receipt of which is hereby acknowledged).

   The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to any person or persons with respect to such Common Shares and ratifies any and all actions taken by the above-named proxies hereunder.

   Set forth on the reverse side are the number of Common Shares held of record by the undersigned as of April 10, 2001. You are asked to vote on the business identified on the reverse.


                  (TO BE SIGNED AND DATED ON THE REVERSE SIDE)